Exhibit 99.1

ICON ECI Fund Sixteen

Annual Portfolio Overview

2015

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investment Following the Quarter	2

Disposition During the Quarter	2

Disposition Following the Quarter	2

Portfolio Overview	2

10% Status Report	4

Revolving Line of Credit	4

Performance Analysis	4

Transactions with Related Parties	6

Financial Statements	8

Forward Looking Statements	12

Additional Information	12

ICON ECI Fund Sixteen
As of April 26, 2016

Introduction to Portfolio Overview

We are pleased to present ICON ECI Fund Sixteen’s (the “Fund”) Portfolio Overview for the year ended December 31, 2015. References to “we,” “us,” and “our” are references to the Fund, references to the “Managing Owner” are references to the managing owner of the Fund, ICON MT 16, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund primarily makes investments in, or that are collateralized by, equipment and other corporate infrastructure (collectively, “Capital Assets”). The investments are in companies that utilize Capital Assets to operate their businesses. These investments are primarily structured as debt and debt-like financings such as loans, leases and other structured financing transactions in, or that are collateralized by, Capital Assets.

The Fund’s offering period commenced on July 1, 2013 and ended on December 31, 2014. Our Managing Owner determined to cease the offering period earlier than originally anticipated as a result of lower than expected offering proceeds being raised. As of November 12, 2013, we raised a minimum of $1,200,000 from the sale of our Class A shares and Class I shares, at which time shareholders were admitted and we commenced operations. As of June 13, 2014, we raised the $12,500,000 minimum offering amount for the Commonwealth of Pennsylvania. From the commencement of our offering on July 1, 2013 through December 31, 2014, we sold 17,189 Class A shares and 410 Class I shares, representing an aggregate of $17,469,610 of capital contributions. Our operating period commenced on January 1, 2015. During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our wind down period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended December 31, 2015:

Challenge Mfg. Company, LLC
Investment Date: Structure: Expiration Date: Purchase Price: The Fund’s Investment:	12/29/2015 Lease 1/9/2021 $11,978,000 $2,995,000	Collateral:	Auxiliary support equipment and robots.
Fugro N.V. (ICON Scout Pte. Ltd.)
Investment Date: Structure: Expiration Date: Purchase Price: The Fund’s Investment:	12/24/2015 Lease 12/24/2027 $65,000,000 $1,080,000	Collateral:	One mini geotechnical drilling vessel.

ICON ECI Fund Sixteen
Investment Following the Quarter

The Fund made the following investment after the quarter ended December 31, 2015:

Fugro N.V. (ICON Voyager Pte. Ltd.)
Investment Date: Structure: Expiration Date: Purchase Price: The Fund’s Investment:	1/8/2016 Lease 12/24/2027 $65,000,000 $1,080,000	Collateral:	One mini geotechnical drilling vessel.

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended December 31, 2015:

Murray Energy Corporation
Structure: Disposition Date: The Fund’s Investment: Total Proceeds Received:	Lease 10/29/2015 $2,659,000 $3,167,000	Collateral:	Mining equipment.

Disposition Following the Quarter

The Fund disposed of the following investment after the quarter ended December 31, 2015:

D&T Holdings, LLC
Structure: Disposition Date: The Fund’s Investment: Total Proceeds Received:	Lease 1/14/2016 $1,525,000 $2,088,000	Collateral:	Trucks, trailers and other equipment.

Portfolio Overview

As of December 31, 2015, our portfolio consisted of the following investments:

Blackhawk Mining, LLC
Structure: Expiration Date: Current Status:	Lease 2/28/2018 Performing	Collateral: Net Carrying Value: Credit Loss Reserve:	Mining equipment $1,002,667 (1) None

ICON ECI Fund Sixteen
Portfolio Overview (continued)

D&T Holdings, LLC
Structure: Expiration Date: Current Status:	Lease 12/31/2018 Performing	Collateral: Net Carrying Value: Credit Loss Reserve:	Trucks, trailers and other equipment $839,767 (1) None

Geokinetics, Inc.
Structure: Expiration Date: Current Status:	Lease 8/31/2017 Performing	Collateral: Net Carrying Value: Credit Loss Reserve:	Land-based seismic testing equipment $3,423,892 (2) None

Premier Trailer Leasing, Inc.
Structure: Maturity Date: Current Status:	Loan 9/24/2020 Performing	Collateral: Net Carrying Value: Credit Loss Reserve:	Trailers $2,618,465 (3) None

Challenge Mfg. Company, LLC
Structure: Expiration Dates: Current Status:	Lease 7/9/2020 1/9/2021 Performing	Collateral: Net Carrying Value: Credit Loss Reserve:	Auxiliary support equipment and robots $3,929,324 (1) None

Fugro N.V. (ICON Scout Pte. Ltd.)
Structure: Expiration Date: Current Status:	Lease 12/24/2027 Performing	Collateral: Net Carrying Value: Credit Loss Reserve:	One mini geotechnical drilling vessel $2,381,092 (1) None

(1) Net carrying value of our investment in joint ventures is calculated as follows: investment at cost plus/less our share of the cumulative net income/loss of the joint venture and less distributions received since the date of our initial investment.

(2)This investment is through a joint venture that we consolidated and presented on our consolidated balance sheets as net investment in finance lease. Net investment in finance lease is the sum of the remaining minimum lease payments receivable, the estimated residual value of the asset and the unamortized initial direct costs, less unearned income. Net carrying value represents our proportionate share of the investment and includes the recognition of an investment by noncontrolling interests for the share of such investment held by the joint venture’s noncontrolling interest holders.

(3)Net carrying value of our investment in note receivable is the sum of the remaining principal outstanding and the unamortized initial direct costs, less deferred fees.

ICON ECI Fund Sixteen
10% Status Report

As of December 31, 2015, seismic equipment on lease to Geokinetics Inc. (“Geokinetics”), auxiliary support equipment on lease to Challenge Mfg. Company (“Challenge”), and one geotechnical drilling vessel bareboat chartered to Fugro.N.V. (“Fugro”) were investments in equipment that individually constituted at least 10% of the carrying value of our investment portfolio.

As of December 31, 2015, Geokinetics and Challenge had twenty and sixty monthly payments remaining, respectively. To the best of our Investment Manager’s knowledge, the equipment is maintained in accordance with applicable laws and regulations as required under the lease agreements.

As of December 31, 2015, the drilling vessel had one hundred forty three payments remaining. To the best of our Investment Manager’s knowledge, the vessel remains seaworthy, and is maintained in accordance with commercial marine standards and applicable laws and regulations of the governing shipping registry as required under the bareboat charter.

Revolving Line of Credit

On March 31, 2015, we extended our revolving line of credit of up to $5,000,000 (the “Facility”) with California Bank & Trust (“CB&T”) through May 30, 2017. The Facility is secured by all of our assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The interest rate for general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility.

At December 31, 2015, we had $1,500,000 outstanding under the Facility and we were in compliance with all covenants related to the Facility. On February 9, 2016 and March 28, 2016, we repaid $1,000,000 and $500,000 of the outstanding balance under the Facility, respectively.

Performance Analysis

Capital Invested as of December 31, 2015	$19,700,515
Leverage Ratio	0.16:1*
% of Receivables Collected for the Quarter ended December 31, 2015	100%**

* Leverage ratio is defined as total liabilities divided by total equity.

** Collections as of April 26, 2016.

One of our objectives is to provide cash distributions to our shareholders. In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations. We refer to this financial measure as cash available from our business operations, or CABO. CABO is not equivalent to our net operating income or loss as determined under GAAP. Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time. We define CABO as the net change in cash during the period plus distributions to shareholders and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of shares during such period.

ICON ECI Fund Sixteen
Performance Analysis (continued)

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful. CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity. CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to shareholders, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make investments and Distributions to Shareholders

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations. By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement

+ distributions to Shareholders during the period

+ investments made during the period

- debt proceeds to be specifically used to make an investment

- net proceeds from the sale of Shares during the period

= CABO

ICON ECI Fund Sixteen

Cash Available From Business Operations

for the Period January 1, 2015 through December 31, 2015

	Cash balance at January 1, 2015	$4,249,074
	Cash balance at December 31, 2015	$1,672,868

	Net change in cash		$(2,576,206)

	Add Back:
	Distributions paid to shareholders from January 1, 2015 through December 31, 2015		$1,418,078

	Investments made during the period
	Investment in joint ventures	$6,001,327
	Investment by noncontrolling interests	$(17,163)
			$5,984,164
	Deduct:
	Debt proceeds used specifically for Investments and activity related to the Facility		$1,500,000

	Cash Available from Business Operations (CABO)		$3,326,036	(1)

(1)	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our Managing Owner, Investment Manager and CĪON Securities, LLC, formerly known as ICON Securities, LLC (“CĪON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer-manager of our offering, whereby we paid or pay certain fees and reimbursements to these parties. We paid or pay CĪON Securities (i) a dealer-manager fee for the Class A shares sold in the offering equal to 2% of gross offering proceeds and (ii) a distribution fee equal to 0.55% of gross offering proceeds from Class I shares sold in the offering for managing the distribution of the Class I shares. During the years ended December 31, 2015 and December 31, 2014, we paid distribution fees of $2,035 and $1,102, respectively, previously accrued in due to Investment Manager and affiliates on our consolidated balance sheets.

In addition, we reimbursed our Investment Manager and its affiliates for a portion of organization and offering expenses incurred in connection with our organization and offering of our shares. The reimbursement of these expenses was capped at the lesser of 1.44% of the maximum primary offering amount of $241,000,000 and the actual costs and expenses incurred by our Investment Manager and its affiliates.

Through the end of our offering period, our Investment Manager and its affiliates incurred, on our behalf, organization and offering costs of $1,759,237 in accordance with the terms of our Third Amended and Restated Trust Agreement. Of this amount, our Investment Manager and its affiliates sought reimbursement of $239,758. As of December 31, 2015 and December 31, 2014, $0 and $52,144, respectively, of such amount was included in due to Investment Manager and affiliates on our consolidated balance sheets. The decision to pay organization and offering costs on our behalf and the decision to seek reimbursement for such costs was solely at the discretion of our Investment Manager and its affiliates. Accordingly, our Investment Manager and its affiliates have determined not to seek reimbursement for the remaining $1,519,479 of organization and offering costs from us.

We pay our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees of 2.5% of the total purchase price (including indebtedness incurred or assumed therewith) of, or the value of the Capital Assets secured by or subject to, each of our investments.

ICON ECI Fund Sixteen

Transactions with Related Parties (continued)

Administrative expense reimbursements are costs incurred by our Investment Manager or its affiliates that are necessary to our operations. These costs include our Investment Manager’s and its affiliates’ legal, accounting, investor relations and operations personnel, as well as professional fees and other costs that are charged to us. Excluded are salaries and related costs, office rent, travel expenses and other administrative costs incurred by individuals with a controlling interest in our Investment Manager.

Our Managing Owner also has a 1% interest in our profits, losses, distributions and liquidation proceeds, subject to increase based on our investors achieving a preferred return. We paid distributions to our Managing Owner of $14,182 and $8,562 for the years ended December 31, 2015 and 2014, respectively. Additionally, our Managing Owner’s interest in the net income (loss) attributable to us was $2,874 and $(3,006) for the years ended December 31, 2015 and 2014, respectively.

Fees and other expenses incurred by us to our Investment Manager or its affiliates were as follows:

				Years Ended December 31,
Entity	Capacity	Description		2015	2014
ICON Capital, LLC	Investment Manager	Offering expense reimbursements	(1)	$-	$142,489
ICON Capital, LLC	Investment Manager	Organization cost reimbursements	(2)	-	7,248
ICON Capital, LLC	Investment Manager	General and administrative reimbursements	(2)	-	48,126
ICON Capital, LLC	Investment Manager	Management fees	(2)	163,589	103,221
CION Securities, LLC	Dealer-manager	Dealer-manager and distribution fees	(1)	-	304,055
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements	(2)	524,606	615,929
ICON Capital, LLC	Investment Manager	Acquisition fees	(3)	424,701	440,599
				$1,112,896	$1,661,667
(1) Amount charged directly to shareholders' equity.
(2) Amount charged directly to operations.
(3) Amount capitalized and amortized to operations.

At December 31, 2015, we had a net payable of $553,021 due to our Investment Manager and affiliates that primarily consisted of acquisition fees of $399,865 and administrative expense reimbursements of $188,537. At December 31, 2014, we had a net payable of $945,186 due to our Investment Manager and affiliates that primarily consisted of administrative expense reimbursements of $649,191, management fees of $104,690 and acquisition fees of $101,524.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Sixteen

Financial Statements	(A Delaware Statutory Trust)

Consolidated Balance Sheets

	December 31,
	2015	2014
	(unaudited)
Assets
Cash	$1,672,868	$4,249,074
Net investment in note receivable	2,618,465	2,643,487
Net investment in finance lease	6,565,745	9,594,485
Investment in joint ventures	8,164,949	4,094,120
Other assets	100,162	15,515
Total assets	$19,122,189	$20,596,681
Liabilities and Equity
Liabilities:
Due to Investment Manager and affiliates, net	$553,021	$945,186
Revolving line of credit, recourse	1,500,000	-
Accrued expenses and other liabilities	572,469	580,337
Total liabilities	2,625,490	1,525,523

Commitments and contingencies

Equity:
Shareholders' capital
Class A	13,039,024	14,143,865
Class I	312,845	338,623
Total shareholders' capital	13,351,869	14,482,488
Noncontrolling interests	3,144,830	4,588,670
Total equity	16,496,699	19,071,158
Total liabilities and equity	$19,122,189	$20,596,681

ICON ECI Fund Sixteen

Financial Statements	(A Delaware Statutory Trust)

Consolidated Statements of Operations

	Years Ended December 31,
	2015	2015
Revenue:
Finance income	$1,083,420	$407,953
Income from investment in joint ventures	691,143	531,271
Other income	-	11
Total revenue	1,774,563	939,235

Expenses:
Management fees	163,589	103,221
Administrative expense reimbursements	524,606	615,929
General and administrative	375,925	318,935
Interest	29,544	24,981
Organization costs	-	7,249
Total expenses	1,093,664	1,070,315
Net income (loss)	680,899	(131,080)
Less: net income attributable to noncontrolling interests	393,440	169,517
Net income (loss) attributable to Fund Sixteen	$287,459	$(300,597)

Net income (loss) attributable to Fund Sixteen allocable to:
Additional Class A shareholders and Class I shareholders	$284,584	$(297,591)
Managing Owner	2,875	(3,006)
	$287,459	$(300,597)

Additional Class A shares:
Net income (loss) attributable to Fund Sixteen allocable to additional Class A shareholders	$277,568	$(293,924)
Weighted average number of additional Class A shares outstanding	17,189	11,648
Net income (loss) attributable to Fund Sixteen per weighted average additional Class A share	$16.15	$(25.23)

Class I shares:
Net income (loss) attributable to Fund Sixteen allocable to Class I shareholders	$7,016	$(3,667)
Weighted average number of Class I shares outstanding	410	245
Net income (loss) attributable to Fund Sixteen per weighted average Class I share	$17.11	$(14.98)

ICON ECI Fund Sixteen

Financial Statements	(A Delaware Statutory Trust)

Consolidated Statements of Changes in Equity

	Class A						Class I
	Managing Owner		Additional Shareholders		Total Class A		Additional Shareholders			Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Noncontrolling Interests	Shares	Amount
Balance, December 31, 2013	0.001	$(1,161)	2,016	$1,694,590	2,016	$1,693,429	65	$52,510	$-	2,081	$1,745,939

Net (loss) income	-	(3,006)	-	(293,924)	-	(296,930)	-	(3,667)	169,517	-	(131,080)
Proceeds from sale of shares	-	-	15,173	15,077,473	15,173	15,077,473	345	321,243	-	15,518	15,398,716
Sales and offering expenses	-	-	-	(1,490,719)	-	(1,490,719)	-	(14,250)	-	-	(1,504,969)
Distributions	-	(8,562)	-	(830,826)	-	(839,388)	-	(17,213)	(795,237)	-	(1,651,838)
Investment by noncontrolling interests	-	-	-	-	-	-	-	-	5,214,390	-	5,214,390
Balance, December 31, 2014	0.001	(12,729)	17,189	14,156,594	17,189	14,143,865	410	338,623	4,588,670	17,599	19,071,158

Net income	-	2,875	-	277,568	-	280,443	-	7,016	393,440	-	680,899
Distributions	-	(14,182)	-	(1,371,102)	-	(1,385,284)	-	(32,794)	(1,854,443)	-	(3,272,521)
Investment by noncontrolling interests	-	-	-	-	-	-	-	-	17,163	-	17,163
Balance, December 31, 2015	0.001	$(24,036)	17,189	$13,063,060	17,189	$13,039,024	410	$312,845	$3,144,830	17,599	$16,496,699

ICON ECI Fund Sixteen

Financial Statements	(A Delaware Statutory Trust)

Consolidated Statements of Cash Flows

	Years Ended December 31,
	2015	2014
Cash flows from operating activities:
Net income (loss)	$680,899	$(131,080)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Finance income	95,522	26,595
Income from investment in joint ventures	(691,143)	(531,271)
Interest expense from amortization of debt financing costs	10,315	14,985
Interest expense, other	16,729	9,996
Changes in operating assets and liabilities:
Other assets	(94,962)	(11,807)
Due to Investment Manager and affiliates, net	(789,995)	585,577
Accrued expenses and other liabilities	26,833	99,430
Distributions from joint ventures	687,301	531,271
Net cash (used in) provided by operating activities	(58,501)	593,696
Cash flows from investing activities:
Purchase of equipment	-	(10,798,469)
Investment in note receivable	-	(2,650,274)
Principal received on finance lease	2,958,240	1,184,176
Investment in joint ventures	(6,001,327)	(4,904,295)
Distributions received from joint ventures in excess of profit	2,334,205	1,809,695
Net cash used in investing activities	(708,882)	(15,359,167)
Cash flows from financing activities:
Sale of Class A and Class I shares	-	15,398,716
Sales and offering expenses paid	(53,465)	(974,050)
Proceeds from revolving line of credit, recourse	1,500,000	-
Investment in joint ventures by noncontrolling interests	17,163	5,214,390
Distributions to noncontrolling interests	(1,854,443)	(795,237)
Distributions to shareholders	(1,418,078)	(856,601)
Net cash (used in) provided by financing activities	(1,808,823)	17,987,218
Net (decrease) increase in cash	(2,576,206)	3,221,747
Cash, beginning of period	4,249,074	1,027,327
Cash, end of period	$1,672,868	$4,249,074

Supplemental disclosure of non-cash investing and financing activities:
Offering expenses payable to Investment Manager charged to equity	$-	$142,489
Distribution fees payable to dealer-manager	$-	$11,135
Sales commission trail payable to third parties	$-	$378,398
Acquisition fee payable to Investment Manager	$399,865	$101,524

ICON ECI Fund Sixteen

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning. These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected. We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Disposition During the Quarter and Disposition Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you. It is typically filed either 45 or 90 days after the end of a quarter or year, respectively. Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year. It contains financial statements and detailed sources and uses of cash plus explanatory notes. You are always entitled to these reports. Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant. Nevertheless, the reports are immediately available upon your request.

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